UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2025

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 500
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American
Common Stock Purchase Rights	N/A	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 14, 2025, Barnwell Industries, Inc. (“BII”) and Barnwell of Canada, Limited (“Barnwell Canada” and, collectively with BII, the “Sellers”), a subsidiary of BII, entered into a Stock Purchase Agreement with Denise Miyasato, Chad Arima and Eric Elred (collectively the “Buyer”) whereby the Buyer acquired from the Sellers all of the shares of capital stock of Water Resources International, Inc. (the “Shares”) owned by the Sellers (the “Purchase Agreement”). Water Resources International, Inc. (“WRI”) explores and develops groundwater resources for government, commercial and private clients in Hawaii and conducts deep drilling and deep well pumping in Hawaii (the “Business”). The sale and purchase of the Shares (the “Transaction”) closed (the “Closing”) simultaneously with the execution and delivery of the Purchase Agreement by each of the parties thereto on March 14, 2025 (the “Closing Date”).

The aggregate purchase price for the Shares is $1,050,000 (the “Purchase Price”), which was paid at Closing by the Buyer as follows: an initial aggregate cash payment of $250,000 and the delivery of a promissory note with a principal amount of $800,000 to the Sellers (the “Promissory Note”). The principal payments on the Promissory Note are to be paid in installments on the following schedule:  May 15, 2025: $200,000; June 16, 2025: $150,000; July 15, 2025: $150,000; August 15, 2025: $150,000; and September 15, 2025: $150,000. The Promissory Note is secured by certain specified assets of WRI.

Although the Transaction was structured as a purchase of stock, the Sellers remain responsible for certain liabilities of WRI (the “Excluded Liabilities”) and have an obligation to pay, satisfy, settle or otherwise extinguish the Excluded Liabilities, if and when they may arise.

The Excluded Liabilities include:

•
all obligations relating to any litigation against WRI, its Business, its assets, or Sellers that was  commenced prior to the Closing Date or that is commenced after the Closing Date but arises out of actions or events (other than breach of warranty claims arising out of work performed by the WRI) before the Closing;

•	all breach of warranty claims arising out of work performed by WRI prior to the Closing Date, but excluding all breach of warranty or breach of contract claims under certain specified contracts;

•	liquidated damages imposed on WRI for a certain specified pump contract in excess of the amount of the allowance already reserved to cover such damages, if any;

•	the cost, if any, in excess of $200,000, to drill a certain specified well;

•	all liabilities and obligations of WRI to any current or former shareholder, director, or officer of WRI or to any of its affiliates; and

•	all attorneys', brokers', consultants' or other advisors' fees and expenses, and other out-of-pocket costs incurred by BII and Barnwell Canada in connection with the Transaction.

In the Purchase Agreement, the Sellers and the Buyer have made customary representations and warranties and have agreed to customary covenants relating to the Transaction. Subject to certain limitations, the Sellers and the Buyer have agreed to indemnify each other for losses arising from certain breaches of the Purchase Agreement and certain other liabilities.

In connection with the Purchase Agreement, the Sellers also have agreed, for a period of 5 years after the Closing Date, to standard and customary non-competition, non-solicitation and no-hire provisions relating to WRI and the Business, subject to certain exceptions.

The foregoing description of the Purchase Agreement, and the transactions contemplated thereby, including the Transaction, is included to provide investors with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Purchase Agreement, which will be attached as an exhibit to BII’s Quarterly Report on Form 10-Q to be filed with respect to BII’s second fiscal quarter.

The Purchase Agreement governs the contractual rights between the parties in relation to the Transaction. The Purchase Agreement will be filed as an exhibit to BII’s Quarterly Report on Form 10-Q to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide, modify or supplement any information about the Sellers or any of their respective subsidiaries or affiliates, or their respective businesses. In particular, the Purchase Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Sellers. The representations and warranties contained in the Purchase Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the closing of the Transaction if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to contractual standards of materiality that may be different from those generally applicable under the securities laws to investors or security holders. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information and the information in the Purchase Agreement should be considered in conjunction with the entirety of the factual disclosure about BII in its public reports filed with the Securities and Exchange Commission. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in BII’s public disclosures.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On March 14, 2025, BII and Barnwell Canada, a subsidiary of BII, sold all of the capital stock of Water Resources International, Inc., pursuant to the Transaction described in Item 1.01 above.

The pro forma financial information required by Item 9.01(b) of Form 8-K is being filed herewith as Exhibit 99.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(b) Unaudited Pro Forma Condensed Consolidated Financial Information

The following unaudited pro forma condensed consolidated financial statements of Barnwell Industries, Inc. reflecting the sale of WRI are filed as Exhibit 99.1 to this Current Report and are incorporated herein by reference:

• Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30. 2024 and as of December 30, 2024;

• Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended December 30, 2024 and for the year ended September 30, 2024;

• Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits.

Exhibit No.	Description

99.1	Barnwell Industries, Inc. Unaudited Pro Forma Condensed Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 20, 2025
BARNWELL INDUSTRIES, INC.

	By:	/s/ Russell M. Gifford
		Name:	Russell M. Gifford
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Barnwell Industries, Inc. Unaudited Pro Forma CondensedConsolidated Financial Information

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)